UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 25, 2007

MSTI Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136592	26-0240347
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Identification No.)

259-263 Goffle Road Hawthorne, New Jersey	07506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective as of July 25, 2007, we dismissed Dale Matheson Carr-Hilton LaBonte, Chartered Accountants (“Dale Matheson”) as our independent accountants. Dale Matheson had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Dale Matheson is that, following the consummation of the merger between Microwave Satellite Technologies, Inc. (“MST”) and Microwave Acquisition Corp., a wholly-owned subsidiary of ours, on May 24, 2007, (i) the former stockholders of MST owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by MST. The independent registered public accountant of MST was the firm of RBSM LLP. We believe that it is in our best interest to have RBSM LLP continue to work with our business, and we therefore retained RBSM LLP as our new independent registered accounting firm, effective as of July 25, 2007. RBSM LLP is located at 5 West 37th Street, 9th Floor, New York, NY 10018.

The decision to change accountants was approved by our board of directors on July 25, 2007.

The report of Dale Matheson on our financial statements for the period from February 10, 2006 (inception) through April 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

From our inception through July 25, 2007, there were no disagreements with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Dale Matheson, would have caused it to make reference to the matter in connection with its reports.

During our two most recent fiscal years and the subsequent interim periods through July 25, 2007, we did not consult RBSM LLP regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

On July 25, 2007, we made the contents of this Current Report on Form 8-K available to Dale Matheson and requested it to furnish a letter addressed to the Securities and Exchange Commission as to whether Dale Matheson agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. Dale Matheson’s letter is unavailable at the time this Form 8-K is being filed and will be filed by amendment to this Form 8-K when and if it is received.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following document will be filed as an exhibit to this Report on Form 8-K, by amendment, upon receipt:

16.1	Letter from Dale Matheson Carr-Hilton LaBonte, Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2007

MSTI Holdings, Inc.

By:	/s/ Frank Matarazzo
Frank Matarazzo
Chief Executive Officer